UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________________________________________
FORM 8-K
_____________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 23, 2017

_____________________________________________________________
MAXWELL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)
_____________________________________________________________

Delaware	1-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3888 Calle Fortunada
San Diego, California 92123
(Addresses of principal executive offices, including zip code)
(858) 503-3300
(Registrant’s telephone number, including area code)
 _____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2017, Mr. David Schlotterbeck, who has served as a Class II director of the Board of Directors (the “Board”) of Maxwell Technologies, Inc. (the “Company”) since May 2013 and Chairman of the Board since June 2016, notified the Board that due to personal reasons he has decided to transition off the Board and resign effective as of immediately following the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). Mr. Steven Bilodeau, who joined the Board last year, has been appointed as Chairperson effective as of immediately following the 2017 Annual Meeting. Ms. Yon Yoon Jorden, who has served as a Class III director since May 2008, also notified the Board that she has decided to transition off the Board and to not stand for re-election when her term expires at the 2017 Annual Meeting and Mr. Roger Howsmon, who has served as a Class I director since May 2008, notified the Board that he also decided to transition off and resign from the Board effective immediately after the 2017 Annual Meeting. Ms. Jorden has served as the Chairperson of the Compensation Committee since 2015. Mr. Howsmon has served as Chairperson of the Governance and Nominating Committee since 2015. The decisions of Messrs. Howsmon and Schlotterbeck to resign from the Board and the decision of Ms. Jorden to not stand for reelection at the 2017 Annual Meeting is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Following the 2017 Annual Meeting, the size of the Board will be reduced to seven.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Maxwell Technologies, Inc. on May 25, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ David Lyle
David Lyle
Senior Vice President, Chief Financial Officer, Treasurer and Secretary
Date: May 25, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Maxwell Technologies, Inc. on May 25, 2017